LANDLORD'S CONSENT


     This Landlord's Consent is made and entered into in Mesa, Arizona, this day of March 7th 2000, by and between Arthur G. Grandlich, doing business as MoKellips Corporate Square (landlord") and YP.Net, Inc., a Nevada corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into a written Standard Industrial Commercial Multi-Tenant Lease, dated June 1, 1998 (LEASE") by the terms of which Landlord rented to tenant approximately 16,772 square feet (leased Premises") as part of the total rental square feet located at the industrial project known as McKellips Corporate Square at 4840 East Jasmine Street, Mesa, Arizona, 85205 ("Project").

     B. Landlord was advised by Tenant that Business Executive Services, Inc., a Nevada corporation, (the "Subtenant") had agreed to rent approximately one-half (50%) of the Leased Premises, as described in Exhibit 'A" attached, until June 30,2003 subject to Landlord's approval ("Subtenant's Premises"), and thereupon Tenant submitted plans for improvement of the space intended to be leased to the Subtenant, and received Landlord's tentative approval pending submission to Landlord of a written Sublease Agreement between Tenant and Subtenant, which was subsequently executed and dated October 1,1999, and thereafter submitted to Landlord. A true copy of the Sublease Agreement is attached as Exhibit "B".

     C. Upon completion of the tenant's improvement for the Subtenant's Premises, the Subtenant took occupancy of the Subtenant's Premises, and Tenant now seeks formal approval of Landlord to the foregoing actions taken by Tenant and Subtenant, and to the Sublease Agreement executed by them. Exhibit "C" attached represents the complete improvements to the Subtenant's premises.

     Now therefore in consideration of the mutual promises of the parties and other valuable consideration the parties hereto agree as follows:

     1.     RECITALS.  All  of  the  Recitals  are deemed to be accurate and are
     ---------------
hereby  Incorporated  into  this  Agreement.

     2.     Consent  and  Effective  Date.  Landlord  does hereby consent to the
     ------------------------------------
Sublease of the Subtenant's Premises pursuant to the terms and conditions of the Sublease Agreement dated October 1,1999, subject however to all of the terms and conditions set forth in this Landlord's Consent.

     3.     Tenant's  Liability  for  improvements  and  Payment of Rent. At all
     -------------------------------------------------------------------
times Tenant shall remain liable for payment of all rent, and all other payments that may be or become due and payable to Landlord pursuant to said Lease, and for the performance of all other actions undertaken to be performed by Tenant under said Lease respecting the use and occupancy of the Leased Premises. Nothing in the Consent shall be held or construed to release the Tenant from any liability whatsoever under the Lease or from Tenant's covenants agreements or obligations under the Lease. Any termination of the Lease, or of any of Tenant's rights to possession under the Lease, shall likewise terminate all of the Subtenant's rights to possession of the Subtenant's Premises. Tenant shall be responsible and liable for any and all improvements of Leased and Subtenant's Premises as may by required by City, State or County codes.

     4.     Subtenant's  Liability  For  And Payment of Rent. Subtenant shall at
     -------------------------------------------------------
all times be responsible for the performance of all actions undertaken to be performed by Subtenant with respect to the use and occupancy of the Leased Premises as set forth in the Lease, but in no event shall Subtenant be or become responsible or liable for the payment of Tenant's rent for the Lease premises. In all events Subtenant shall make all of its rental payments for the Subtenant's Premises directly to the Tenant.

     5.     Subordination  of  Sublease.  At all times the Sublease entered into
     ----------------------------------
between Tenant and Subtenant shall be and remain subordinate to the Lease between Landlord and Tenant, and in no way shall Landlord be bound by any of the terms and conditions of the Sublease. In the event that Tenant shall fail to pay the rent for the Lease Premises, the Landlord may take all action provided for in the Lease pertaining to defaults by Tenant irrespective of whether Subtenant has paid its rental payments under the Sublease Agreement In this connection, Subtenant shall have the right but not the obligation to cure Tenant's defaults by making the Tenant's rental payments directly to Landlord, or by taking other actions to cure Tenant's default, in order to maintain the Lease in good standing.

     6.     Effective Date. Landlord agrees that this Consent may relate back to
     ---------------------
October 1, 1999, the date on which Tenant and Subtenant signed their Sublease Agreement, but nothing in this Consent shall be deemed to be a waiver of Landlord's rights to reject future assignments by Tenant. Tenant agrees to pay Landlord reasonable attorney's fees.

     This  Consent  was  executed  on  the  day  and year first above mentioned.


TENANT:                                    LANDLORD:
Yp.Net, Inc., a Nevada Corporation         Arthur  G.  Grandlich
                                           D.b.a.  McKellips  Corporate  Square


By  /s/  Greg  Crane                        /s/  Arthur  G.  Grandlich
  ------------------------------------    --------------------------------------
   Greg Crane, Director of Operations      Arthur  G.  Grandlich


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                                    EXHIBIT A



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                                 GRAPHIC OMITTED

                                    EXHIBIT  B

                               SUBLEASE AGREEMENT


     1.   PARTIES.
          -------

          This Sublease Agreement ("Sublease") is made, entered into and deemed to be effective this first day of October, 1999, by and between RIGL-CORPORATION, a Nevada corporation ("Sublessor") and BUSINESS EXECUTIVES SERVICES, INC., a Nevada corporation ("Sublessee").

     2.   LEASE.
          -----

          Sublessor is the Lessee under a written Standard Industrial/Commercial Multi-Tenant Lease dated June 1, 1998 (the 'Lease") whereby Art Grandlich d.b.a. McKellips Corporate Square, ('Lessor") leased to Sublessor the real property located in the City of Mesa, County of Marlcopa, State of Arizona, described as Suite 106, 4840 East Jasmine ('Master Premises"). The Lease is attached hereto as Exhibit A" and by this reference made a part hereof.

     3.   PREMISES.
          --------

          Sublessor hereby subleases to Sublessee that portion of the Master Premises as described in Exhibit 'B" attached hereto (the 'Premises"). The Sublessee accepts the Premises and agrees to be bound by the terms and conditions of the Lease as it pertains to the use and occupancy of the Premises, but not as to the payment of rent or other moneys required to be paid by Sublessor.

     4.   WARRANTY  BY  SUBLESSOR.
          -----------------------

          Sublessor warrants and represents to Sublessee that the Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor Is in default or breach of any of the provisions of the Lease.

     5   TERM.
         -----

          a) The Term of this Sublease shall commence on October 08, 1999 or date of available occupancy whichever comes later ('Commencement Date") subject to terms and conditioned upon receipt of Lessor's written consent within 30 days from the date of this Agreement, Sublessor shall forthwith submit this Sublease to the Lessor for consent, and will use its best efforts in good faith to obtain such consent and will deliver to Sublessee a signed copy of Lessor's written consent.

          b) if Sublessor does not deliver possession to the Sublessee on the Commencement Date due to failure of Lessor to render Its consent to this Sublease, the Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of the Sublease shall not be impaired, but rent shall abate until delivery of possession.

          c) If Sublessor fails to deliver possession to Sublessee due to Lessor's failure to consent to this Sublease on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no liability to Sublessee on account of such delay or cancellation.

          d) If Sublessor permits Sublessee to take possession prior to the Commencement Date, such early possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including, without limitation, the payment of rent

     6.   RENT.
          ----

          Minimum  Rent.  Sublessee  shall  pay  to Sublessor as rent the sum of
          -------------
$1.00 per year for the entire Term of this Sublease without deduction, setoff, notice, or demand, at RIGL Corporation, 4840 E. Jasmine, Suite 106, Mesa, Arizona 86205, or at such other place as Sublessor shall designate form time to time by notice to Sublessee. Sublessee shall also pay and be responsible for Its pro rata share (based on square feet of occupancy) of Sublessor's" operating expenses, including utilities and common area expenses, but shall not be liable for payment of Sublessor's rent obligations.

     7.   SECURITY  DEPOSIT.
          -----------------

          Sublessee  shall  not  be  required  to  deposit  a  security deposit.

     8.   USE  OF  PREMISES.
          -----------------

          The Premises shall be used and occupied only for business office purposes and for no other use or purpose.

     9.   ASSIGNMENT  OF  SUBLETTING.
          --------------------------

          Sublessee shall have the right to assign this Sublease or sublet all or any part of the premises without the prior written consent of Sublessor (with the consent of Lessor, if such is required under the terms of the Lease).

     10.   OTHER  PROVISIONS  OF  SUBLEASE.
           --------------------------------

          All applicable terms and conditions of the Lease, Exhibit IA,' except for the payment of Sublessor's rent or other payment to Lessor, are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, and Sublessee the lessee thereunder, and the Premises the Master Premises; provided however, that nothing in this Sublease shall be deemed to create a partnership or Joint Venture between Sublessor and Sublessee not shall Sublessee be deemed to guarantee the performance by Sublessor of any terms or provisions of the Lease.

     11.   ATTORNEY'S  FEES.
           ----------------

          If Sublessor or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

      12.   AGENCY  DISCLOSURE.
            ------------------

          Sub lessor and Sublessee each warrant that they have dealt with no real estate broker in connection with this Sublease.

     13.   NOTICES.
           -------

          All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing and be sent by United States Mail, postage prepaid, addressed to the Sublessor or Sublessee as may be applicable at the address herein below, or to such other place as either party may from time to time designate in a written notice.


     To  Sublessor:           RIGL  Corporation
                              4840  E.  Jasmine,  Suite  106
                              Mesa,  Arizona  85206
                              Attention:  William  D.  O'Neal,  Esq.

     To  Sublessee:           Business  Executive  Services,  Inc.
                              4840  E.  Jasmine,  Suite  111
                              Mesa,  Arizona  85205
                              Attention:  Greg  Crane  -  Agent

     With  a  Copy  to:       Burton  M.  Bentley,  Esq.
                              7878  N.  l6th  Street,  Suite  110
                              Phoenix,  Arizona  85020

     14.   COMPLIANCE.
           ----------

          The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

DATED:  10/1  , 1999
       -------

                                  SUBLESSOR:

                                  RIGL Corporation, a Nevada corporation

                                  By:  /s/  Kevin L. Jones
                                     ------------------------------------
                                            Kevin L. Jones, President


                                  SUBLESSEE

                                  Business  Executive  Services,  Inc.,  a
                                  Nevada  corporation

                                  By:  /s/  Mike Bloomquist
                                     ------------------------------------
                                  Its: Pres
                                      -----------------------------------
                                           Mike Bloomquist

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                                    GRAPHIC OMITED

                                        EXHIBIT  C




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